UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

UNITED CONTINENTAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(827) 825-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2016, United Continental Holdings, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals submitted to the stockholders at the Annual Meeting were as follows:

•	Proposal 1 – the election of the members of the Company’s Board of Directors (the “Board”);

•	Proposal 2 – the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2016; and

•	Proposal 3 – an advisory resolution approving the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement.

Each proposal is described in detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 29, 2016.

At the Annual Meeting, the Company’s stockholders elected each director nominee to the Board and ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries. The stockholders also approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement. The final voting results for each proposal, including the number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, are set forth below.

Proposal 1 – Election of Directors

In accordance with the Company’s Amended and Restated Bylaws, the Company’s stockholders elected a total of 14 director nominees to the Board, of which 12 director nominees were elected by the holders of the Company’s common stock, one director nominee was elected by the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, and one director nominee was elected by the holder of the Company’s one share of Class IAM Junior Preferred Stock.

The holders of the Company’s common stock elected the 12 director nominees listed in the table below.

	For	Against	Abstain	Broker Non-Votes
Carolyn Corvi	254,647,006	24,024,430	837,116	21,077,164
Jane C. Garvey	255,652,457	22,969,659	886,436	21,077,164
Barney Harford	274,743,972	3,928,504	836,076	21,077,164
Walter Isaacson	255,320,095	23,312,443	876,014	21,077,164
James A. C. Kennedy	275,558,296	3,038,136	912,120	21,077,164
Robert A. Milton	275,720,892	2,943,118	844,542	21,077,164
Oscar Munoz	257,710,146	21,183,729	614,677	21,077,164
William R. Nuti	268,106,964	10,457,703	943,885	21,077,164
Edward L. Shapiro	275,289,590	3,383,093	835,869	21,077,164
Laurence E. Simmons	254,445,529	24,223,451	839,572	21,077,164
David J. Vitale	254,459,623	24,204,610	844,319	21,077,164
James M. Whitehurst	269,289,314	9,356,861	862,377	21,077,164

In addition, the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (“ALPA”), the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, elected Todd M. Insler as the ALPA director, and the International Association of Machinists and Aerospace Workers (“IAM”), the holder of the Company’s one share of Class IAM Junior Preferred Stock, elected Sito Pantoja as the IAM director.

Proposal 2 – Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2016

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
290,907,849	8,700,336	977,531	—

Proposal 3 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement.

For	Against	Abstain	Broker Non-Votes
270,619,905	7,972,338	916,309	21,077,164

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.

	By:	/s/ Jennifer L. Kraft
	Name:	Jennifer L. Kraft
	Title:	Deputy General Counsel and Secretary
Date: June 14, 2016